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                                                                  EXECUTION COPY
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                                                                   EXHIBIT 10.36


                                   AMENDMENT


         AMENDMENT, dated as of April 28, 2000 (this "Amendment"), to the Fifth
                                                      ---------
Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
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among Aurora Foods Inc. (the "Company"), the financial institutions parties
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thereto (the "Lenders"), The Chase Manhattan Bank, as the administrative agent
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for the Lenders (in such capacity, the "Administrative Agent"), National
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Westminster Bank PLC, as syndication agent (in such capacity, the "Syndication
                                                                   -----------
Agent") and UBS AG, Stamford Branch, as documentation agent (in such capacity,
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the "Documentation Agent").
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                             W I T N E S S E T H:
                             - - - - - - - - - -


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company; and

         WHEREAS, the Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in the Credit Agreement and
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used herein shall have the meanings given to them in the Credit Agreement.

         SECTION 2. Amendment to Credit Agreement. Subsection 1.1 of the Credit
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Agreement is hereby amended by deleting the defined term "Interest Payment Date"
therefrom in its entirety and substituting in lieu thereof the following:

                    "Interest Payment Date" means, with respect to any Base Rate
               Loan and any Eurodollar Rate Loan, the last Business Day of each month of each year.

         SECTION 3. Conditions to Effectiveness. This Amendment shall be
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effective as of March 29, 2000 upon receipt by the Administrative Agent of this
Amendment, executed and delivered by a duly authorized officer of each of the Company, the Guarantor, and the Requisite Lenders.

         SECTION 4. Representations and Warranties. To induce the Lenders
                    ------------------------------
parties hereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative
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Agent and all of the Lenders that the representations and warranties made by the
Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof, except as otherwise provided in the First Amendment, Forbearance and Waiver, dated as of March 29, 2000, to the Credit Agreement.

         SECTION 5. Effect on the Loan Documents. The Credit Agreement and all
                    ----------------------------
other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         SECTION 6. Costs, Expenses and Taxes. The Company agrees to pay on
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demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. The Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 6.

         SECTION 7. Affirmation of Subsidiary Guaranty, Pledge Agreement and
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Credit Agreement. The Guarantor hereby (a) consents to the modification of the
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Credit Agreement contemplated hereby and (b) acknowledges and agrees that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect after giving effect to this Amendment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
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OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Execution in Counterparts. This Amendment may be executed by
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one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the
Administrative Agent.
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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              AURORA FOODS INC.


                              By: _________________________________________
                                   Name:
                                   Title:


                              SEA COAST FOODS, INC.


                              By: _________________________________________
                                   Name:
                                   Title:


                              THE CHASE MANHATTAN BANK,
                              as Administrative Agent and as a Lender


                              By: _________________________________________
                                   Name:
                                   Title:
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                              [NAME OF LENDER]


                               By:  _________________________________________
                                     Name:
                                     Title: